Supplement to the
Fidelity® Environment and Alternative Energy Fund and Fidelity® Natural Resources Fund
April 29, 2022
Prospectus

Asher Anolic no longer serves as a co-manager of Fidelity® Environment and Alternative Energy Fund.

The following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Julia Pei (portfolio manager) has managed the fund since August 2021.

The following information replaces the biographical information for Fidelity® Environment and Alternative Energy Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Julia Pei is portfolio manager of Fidelity® Environment and Alternative Energy Fund, which she has managed since August 2021. Since joining Fidelity Investments in 2017, Ms. Pei has worked as a research analyst and portfolio manager.

EAE-NRF-23-01 1.9903885.103	January 30, 2023